DERIVATIVES	12 Months Ended
Dec. 31, 2012
Derivative Instruments And Hedges [Abstract]
DERIVATIVES

NOTE 10: DERIVATIVES

Derivative instruments that the Group may use as part of its interest rate risk management strategy include interest rate swaps, interest rate floors, interest rate caps, forward rate agreements, and options. Interest rate swap contracts are exchanges of interest payments, such as fixed-rate payments for floating-rate payments, based on a stated notional amount and maturity date. Interest rate floors protect against declining rates, while interest rate caps protect against rising interest rates. Forward rate agreements are contracts in which the buyer agrees to purchase, and the seller agrees to make delivery of, a specific financial instrument at a predetermined price or yield. Options provide the purchaser with the right, but not the obligation, to purchase or sell a contracted item during a specified period at an agreed upon price.

Foreign currency volatility occurs as the Group enters into transactions involving certain assets and liabilities denominated in foreign currencies, as well as a result of the Group's international operations, particularly of Finansbank in Turkey. Derivative instruments that the Group may use to economically hedge these foreign denominated assets and liabilities include foreign exchange swaps and outright foreign exchange forwards. The Group closely monitors its exposure to the Turkish lira arising from the net investment in Finansbank and when necessary it engages in foreign exchange swaps and other economic hedging transactions in order to reduce the volatility in the Group's equity arising on the translation of Finansbank's net assets from TL to Euro.

Fair value of derivative instruments reported in the balance sheet

The following tables present the contract or notional amounts and the fair value amounts (which include the maximum exposure to credit risk) at December 31, 2011 and 2012 of the Group's derivative asset and liability positions held for trading and economic hedging purposes. These derivative positions are primarily executed in the over-the-counter market. The amounts presented below do not consider the value of any collateral held.

Derivative Assets(1)
	2011		2012
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in thousands)		(EUR in thousands)
Cross currency interest rate swaps	6,736,338	792,046	5,819,717	314,051
Financial futures	346,708	8,142	67,288	2,830
Foreign exchange swaps	3,003,201	55,768	1,736,980	14,543
Forward rate agreements	69,865	608	125,340	712
Interest rate swaps	22,598,883	2,594,929	22,002,316	3,248,952
Options	4,794,160	114,378	6,474,875	73,554
Outright foreign exchange forwards	889,417	39,744	660,553	10,693
Credit Derivatives	7,803	65	15,138	148
Other	1,293	285	4,110,512	27,541
Total	38,447,668	3,605,965	41,012,719	3,693,024

Derivative Liabilities(1)
	2011		2012
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in thousands)		(EUR in thousands)
Cross currency interest rate swaps	4,328,113	542,310	6,326,935	326,520
Financial futures	1,433,408	8,369	1,729,773	5,101
Foreign exchange swaps	1,643,232	27,359	1,461,782	16,735
Forward rate agreements	80,441	2,463	65,173	1,319
Interest rate swaps	26,376,089	3,580,272	24,193,694	4,335,112
Options	3,033,158	108,859	2,630,847	67,166
Outright foreign exchange forwards	1,422,942	47,114	564,006	6,286
Credit Derivatives	46,820	3,503	321,357	26,158
Other	1,444	239	-	-
Total	38,365,647	4,320,488	37,293,567	4,784,397

(1) Includes both long and short derivative positions.
Credit derivative liabilities at December 31, 2012 relate to a guarantee for the non-payment risk of the Hellenic Republic.

Gains and losses on derivative instruments
Gains and losses on derivative instruments are presented within Net trading income / (loss) in the Statement of Income and Comprehensive Income and for the year ended December 31, 2010, 2011 and 2012 and are analyzed as follows:
	2010	2011	2012
	Net gains/(losses)	Net gains/(losses)	Net gains/(losses)

	(EUR in thousands)
Interest rate swaps and cross currency interest rate swaps	(590,551)	(1,588,841)	(945,099)
Financial futures	(227,366)	(92,185)	(76,056)
Foreign exchange swaps	13,433	(9,723)	(42,221)
Forward rate agreements	(8,928)	3,829	(2,937)
Options	(123,067)	415,621	(5,385)
Outright foreign exchange forwards	(8,235)	96,158	(67,951)
Credit Derivatives	-	-	(26,158)
Other	5,453	(236)	25,104
Total	(939,261)	(1,175,377)	(1,140,703)

Occasionally, the Group uses credit derivatives such as CDS and total return swaps in managing risks of the Group's bond portfolio and other cash instruments. CDS contracts are governed by standard ISDA documentation which defines trigger events which result in settlement payouts. Examples of these triggers include bankruptcy of the reference entity, failure of the reference entity to meeting contractual obligations and debt restructuring of the reference entity. These triggers also apply to credit default protection sold. The Group uses credit derivatives to mitigate borrower-specific exposure as part of the Group's portfolio risk management techniques. The credit, legal, and other risks associated with these transactions are controlled through well established procedures. The Group's policy is to enter into these transactions with investment grade financial institutions. Credit risk to these counterparties is managed through the same approval, limit, and monitoring processes that is used for all counterparties to which the Group has credit exposure. As at December 31, 2012, and 2011, the potential maximum loss for the credit contracts sold amounted to EUR 663.7 million and EUR 53.1 million against which the Group held cash collateral equal to EUR 1.9 million and EUR 6.4 million respectively. As at December 31, 2012, credit contracts sold mainly comprise of a written guarantee of EUR 321.4 million with respect to the non-payment risk of the Hellenic Republic. The duration of the respective credit contract is around 28 years and the fair value if the derivative liability as at December 31, 2012 amounted to EUR 26.2 million.

As at December 31, 2012, “Other” under derivatives assets comprised of a warrant instrument linked to Greek GDP that was received in the context of the PSI (see Note 11). The fair value and the outstanding notional amount of the respective instrument at December 31, 2012, was EUR 27.5 million and EUR 4.1 billion respectively. The holders of the specific instrument are not entitled to receive principal whereas any payments, made on October, 15 every year, starting from 2015 with the final payment date in 2042, are contingent upon and determined on the basis of the performance of the GDP of the Hellenic Republic. Payments cannot exceed 1% of the notional held for any reference date.

Cash inflows and outflows related to derivative instruments are included in the cash flows from operating activities in the consolidated statement of cash flows for the years ended December 31, 2012, 2011, and 2010.

Credit risk associated with derivative activities

The Group considers the impact of both the credit risk of its counterparties, as well as its own creditworthiness in determining fair value of financial instruments, including over-the-counter derivative instruments and financial liabilities designated at fair value in accordance with ASC 825. This impact is estimated by calculating a separate credit value adjustment (“CVA”) for each counterparty to which the Group has exposure. The calculation considers expected exposures generated using simulation techniques, as well as netting agreements and collateral postings. Furthermore, the CVA is based on expected loss rates derived from Credit Default Swaps (“CDS”) rates observed in the market. If these are not available then we apply the regulatory risk weight that corresponds to the internal rating of the counterparty, or to unrated counterparties, if no internal rating is available. With respect to own credit risk, the Group estimates a debit value adjustment (“DVA”) by applying a methodology symmetric to the one applied for CVA. The bilateral CVA recognized by the Group at December 31, 2010, 2011 and 2012 amounted to a cumulative loss of EUR 92.0 million and a cumulative gain of EUR 158.7 million and EUR 77.1 million, respectively. The gains in 2011 and 2012 are mainly attributed to the high DVA due to the Bank's increased CDS rate compared to 2010. The Group seeks to reduce counterparty risk by standardizing relationships with counterparties through International Swaps and Derivatives Association, Inc. (“ISDA”) and Global Master Repurchase Agreement (“GMRA”) contracts, which encompass all necessary netting and margining clauses. Additionally, for almost all active counterparties in over-the-counter transactions, apart from the Hellenic Republic, Credit Support Annexes (CSAs) have been put into effect, so that net current exposures are managed through margin accounts on a daily basis, through the exchange of cash collateral.

A portion of the derivative activity involves exchange-traded instruments. Exchange-traded instruments conform to standard terms and are subject to policies set by the exchange involved, including counterparty approval, margin requirements and security deposit requirements. Management believes the credit risk associated with these types of instruments is minimal.

Substantially all of the Group's derivative contracts contain credit risk-related contingent features, primarily in the form of ISDA master agreements that enhance the creditworthiness of these instruments compared to other obligations of the respective counterparty with whom the Group has transacted. These contingent features may be for the benefit of the Group as well as its counterparties with respect to changes in the Group's creditworthiness. At December 31, 2011 and at December 31, 2012, the Group held cash and securities collateral of EUR 501.7 million and EUR 395.0 million and posted cash and securities collateral of EUR 2,178.3 million and EUR 2,115.2 million in the normal course of business under derivative agreements.

In connection with certain over-the-counter derivative contracts and other trading agreements, the Group could be required to terminate transactions with certain counterparties at their request since the Bank's credit rating as at December 31, 2012, has triggered this provision in the contract. In such an event, the amount that would be required to settle the position depends on the contract and is usually the market value of the exposure on that day less any amount that has already been posted as collateral under CSAs. Therefore, for derivatives subject to CSAs that are executed on a daily margin basis, the additional amount that would be required to settle the position is a two day change in the mark to market of the instrument which as of December 31, 2011 and 2012, amounted to EUR 27.0 million and EUR 12.2 million, respectively.